UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 29, 2008

Nugget Resources Inc.
(Exact name of registrant as specified in its charter)

Nevada	333-132648	71-1049972
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1914 Cordova Road, Suite 116, Fort Lauderdale, FL		33316
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code:		(954) 828-9143

N/A
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[_] Written communications pursuant to Rule 425 under the Securities Act

    (17 CFR240.14d-2(b))

[_] Soliciting material pursuant to Rule 14a-12 under Exchange Act

    (17 CFR240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange

    Act (17 CFR240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange

    Act (17 CFR240.13e-4(c))

Section 5 - Corporate Governance and Management

Item 5.01 – Changes in Control of Registrant

On July 29, 2008, our president, Matthew Markin, purchased a total of 5,000,000 shares of our restricted common stock from Peter Sorel, one of our directors.  The number of shares that Mr. Markin purchased represents approximately 41.67% of our issued and outstanding common stock.  Mr. Markin paid $12,500 to Mr. Sorel in connection with the share purchase.  This amount was paid from Mr. Markin’s personal funds.  There are no arrangements or understandings among Mr. Markin and Mr. Sorel and their associates with respect to the election of directors or other matters.

In accordance with the requirements of Form 8-K, we provide the following information that would be required if we were filing a general form for registration of securities on Form 10:

DESCRIPTION OF BUSINESS

We commenced operations as an exploration stage company. During the fiscal year ended September 30, 2007, we held an interest in one mineral claim known as the Raven property located approximately 17 kilometers northeast of Princeton, in south central British Columbia.  However, we were unable to keep the mineral claim in good standing due to lack of funding and our interest in it lapsed.

We are reviewing other potential acquisitions in the resource and non-resource sectors.  While we are in the process of completing due diligence reviews of several opportunities, there is no guarantee that we will be able to reach any agreement to acquire such assets.

Employees

We have no employees as of the date of this current report other than our two directors.

Research and Development Expenditures

We have not incurred any other research or development expenditures since our incorporation.

Subsidiaries

We do not have any subsidiaries.

Patents and Trademarks

We do not own, either legally or beneficially, any patents or trademarks.

Risk Factors

An investment in our common stock involves a high degree of risk.  You should carefully consider the risks described below and the other information in this current report before investing in our common stock. If any of the following risks occur, our business, operating results and financial condition could be seriously harmed. The trading price of our common stock could decline due to any of these risks, and you may lose all or part of your investment.

IF WE DO NOT OBTAIN ADDITIONAL FINANCING, OUR BUSINESS WILL FAIL.

Our current operating funds are less than necessary to complete any acquisition of a business interest and fund its future development.  As of March 31, 2008, we had $509 in cash on hand.  We currently do not have any operations and we have no income.  We will require additional funds to review, acquire and develop business assets.  We do not currently have any arrangements for financing and we can provide no assurance to investors that we will be able to find such financing if required.

BECAUSE WE DO NOT HAVE ANY BUSINESS OPERATIONS, WE FACE A HIGH RISK OF BUSINESS FAILURE.

We were incorporated on March 10, 2005 and have been involved in the acquisition and exploration of mineral exploration properties.  We were unsuccessful in this initial business plan and are now seeking to acquire an interest in alternative assets.  We may not be able to identify and acquire any interest in suitable business assets.

There is no history upon which to base any assumption as to the likelihood that we will prove successful, and we can provide investors with no assurance that we will generate any operating revenues or ever achieve profitable operations. If we are unsuccessful in addressing these risks, our business will fail.

BECAUSE OUR CONTINUATION AS A GOING CONCERN IS IN DOUBT, WE WILL BE FORCED TO CEASE BUSINESS OPERATIONS UNLESS WE CAN GENERATE PROFITABLE OPERATIONS IN THE FUTURE.

We have incurred losses since our inception resulting in an accumulated deficit of $94,790 at March 31, 2008.  Further losses are anticipated in the acquisition and development of a business.  As a result, there is substantial doubt about our ability to continue as a going concern. Our ability to continue as a going concern is dependent upon our ability to generate profitable operations in the future and/or to obtain the necessary financing to meet our obligations and repay our liabilities arising from normal business operations when they come due.  If we cannot raise financing to meet our obligations, we will be insolvent and will cease business operations.

BECAUSE OUR DIRECTORS HAVE OTHER BUSINESS INTERESTS, THEY MAY NOT BE ABLE OR WILLING TO DEVOTE A SUFFICIENT AMOUNT OF TIME TO OUR BUSINESS OPERATIONS, CAUSING OUR BUSINESS TO FAIL.

Our president, secretary and director, Mr. Markin, and our director, Mr. Sorel, intend to respectively devote 25% and 10% of their business time to our affairs.  It is possible that the demands on Mr. Markin and Mr. Sorel from their other obligations could increase with the result that they would no longer be able to devote sufficient time to the management of our business.  In addition, Mr. Markin and Mr. Sorel may not possess sufficient time for our business if the demands of managing our business increased substantially beyond current levels.

BECAUSE OUR PRESIDENT HAS OTHER BUSINESS INTERESTS, HE MAY NOT BE ABLE OR WILLING TO DEVOTE A SUFFICIENT AMOUNT OF TIME TO OUR BUSINESS OPERATIONS, WHICH COULD CAUSE OUR BUSINESS TO FAIL.

Our president, Mr. Matthew Marking spends approximately 25% his business time providing his services to us.  It is possible that the demands on Mr. Markin from his other obligations could increase with the result that he would no longer be able to devote sufficient time to the management of our business.

OUR COMMON SHARES ARE CONSIDERED PENNY STOCK, WHICH LIMITS AN INVESTOR’S ABILITY TO SELL THE STOCK.

Our shares of common stock constitute penny stock under the Securities and Exchange Act.  The shares will remain penny stock for the foreseeable future. The classification of penny stock makes it more difficult for a broker-dealer to sell the stock into a secondary market, which makes it more difficult for a purchaser to liquidate his or her investment.  Any broker-dealer engaged by the purchaser for the purpose of selling his or her shares in our company will be subject to rules 15g-1 through 15g-10 of the Securities and Exchange Act.  Rather than creating a need to comply with those rules, some broker-dealers will refuse to attempt to sell penny stock.

Forward-Looking Statements

This current report contains forward-looking statements that involve risks and uncertainties.  We use words such as anticipate, believe, plan, expect, future, intend and similar expressions to identify such forward-looking statements.  You should not place too much reliance on these forward-looking statements.  Our actual results are most likely to differ materially from those anticipated in these forward-looking statements for many reasons, including the risks faced by us described in the “Risk Factors” section and elsewhere in this current report.

FINANCIAL INFORMATION

Interim Period Ended March 31, 2008

We did not earn any revenues during the six-month periods ended March 31, 2008. We incurred total operating expenses of $18,839 during the six months ended March 31, 2008 compared to $12,606 during the six months ended March 31, 2007, an increase of $6,233. General and administration expenses were $11,639 for the six months ended March 31, 2008 compared to $5,406 for the six months ended March 31, 2007, an increase of $6,233. Other operating expenses for the six months ended March 31, 2008 are $6,000 (2007: $6,000) being the recorded value of donated management fees, and $1,200 (2007: $1,200) in donated rent.

Fiscal Year Ended September 30, 2007

We did not earn any revenues for the year ended September 30, 2007. We incurred operating expenses in the amount of $29,220 for the fiscal year consisting of general and administrative expenses.  At September 30, 2007, we had no assets and had total liabilities recorded at $23,151.  These consisted of a $1,201 bank overdraft, account payable and accrued liabilities of $11,950 and $10,000 due to a related party.

Fiscal Year Ended September 30, 2006

We did not earn any revenues during the year ended September 30, 2006.  We incurred operating expenses in the amount of $39,676 for the fiscal year ended

September 30, 2006.  These operating expenses were comprised of $17,498 in legal and accounting fees, $12,000 in management fees, $5,000 in mineral property expenditures $1,146 in filing fees, $114 in bank charges and interest, $331 in license and permit fees, $62 in office and miscellaneous fees, $2,400 in rent and $1,125 in transfer agent fees.

We have not attained profitable operations and are dependent upon obtaining financing to pursue exploration activities.  For these reasons our auditors believe that there is substantial doubt that we will be able to continue as a going concern.

DESCRIPTION OF PROPERTY

We do not own or lease any property.

SECURITY  OWNERSHIP  OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS

The following table sets forth information regarding the beneficial ownership of our shares of common stock at August 1, 2008 by (i) each person known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock, (ii) each of our directors, (iii) our executive officers, and (iv) by all of our directors and executive officers as a group.  Each person named in the table, has sole voting and investment power with respect to all shares shown as beneficially owned by such person.

TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	BENEFICIAL OWNERSHIP	PERCENT OF CLASS

Common Stock	Matthew Markin 1914 Cordova Road, Suite 116 Fort Lauderdale, FL 33316	6,500,000	54.17%

Common Stock	Peter Sorel President, Chief Executive Officer, Secretary, Treasurer and Director 778 Fort Street, Victoria, BC, Canada	Nil	0%

Common Stock	All officers and directors as a Group that consists of two people	6,500,000	54.17%

The percent of class is based on 12,000,000 shares of common stock issued and outstanding as of the date of this current report.

DIRECTORS, EXECUTIVE OFFICERS, PROMOTERS AND CONTROL PERSONS

Our executive officers and directors and their respective ages as of the date of this current report are as follows:

Directors:

Name of Director	Age

Matthew Markin	43

Peter Sorel	55

Executive Officer:

Name of Officer	Age	Office
Matthew Markin	43	President, Chief Executive Officer, Secretary and Treasurer

Set forth below is a brief description of the background and business experience of our executive officer and director for the past five years:

Mr. Matthew Markin has acted as our president, chief executive officer, secretary and treasurer since May 13, 2008.  He holds graduate degrees in science from Capilano College and the University of British Columbia. Since 1999, Mr. Markin has served as president of The Markin Group of Companies in Los Angeles, California, consultants to large and small businesses in the areas of strategic planning, business development, capital formation, mergers and acquisitions and related matters.

Mr. Markin currently devotes about 10% of his business time per week to our affairs.

Mr. Peter Sorel has acted as one of our directors since July 6, 2005.  He also acted as our President and Chief Executive Officer from July 6, 2005 to May 13, 2008.  Since January, 2001 he has been employed as the store manager of Nugget Jewelers Inc., a retail jeweler store located in Victoria, British Columbia.

Mr. Sorel currently devotes about 10% of his business time per week to our affairs.

All directors are elected annually by our shareholders and hold office until the next Annual General Meeting. Each officer holds office at the pleasure of the board of directors.  No director or officer has any family relationship with any other director or officer.

EXECUTIVE COMPENSATION

The table below summarizes all compensation awarded to, earned by, or paid to our executive officers by any person for all services rendered in all capacities to us for the fiscal years ended September 30, 2007 and 2006, as well as for the interim period ended March 31, 2008.

Annual Compensation

Name	Title	Year	Salary	Bonus	Other Comp	Restricted Stock Awarded	Options/SARs (#)	LTIP payouts ($)	Other Comp

Matthew Markin	Pres.	2008	$0	0	0	0	0	0	0
	CEO	2007	$0	0	0	0	0	0	0
	& Dir	2006	$0	0	0	0	0	0	0

Peter Sorel	Former	2008	$0	0	0	0	0	0	0
	Pres.	2007	$0	0	0	0	0	0	0
	& CEO	2006	$0	0	0	0	0	0	0

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

None of our directors or officers, nor any proposed nominee for election as a director, nor any person who beneficially owns, directly or indirectly, shares carrying more than 10% of the voting rights attached to all of our outstanding shares, nor any promoter, nor any relative or spouse of any of the foregoing persons has any material interest, direct or indirect, in any transaction since our incorporation or in any presently proposed transaction which, in either case, has or will materially affect us.

LEGAL PROCEEDINGS

There are no legal proceedings pending or threatened against us.

MARKET FOR COMMON EQUITY AND RELATED STOCKHOLDER MATTERS

Market Information

Our shares of common stock are quoted for trading on the OTC Bulletin Board under the symbol NUGR.  However, no trades of our shares of common stock have occurred through the facilities of the OTC Bulletin Board to the date of this current report.

We had 30 shareholders of record as at the date of this current report.

Dividends

There are no restrictions in our articles of incorporation or bylaws that prevent us from declaring dividends.  The Nevada Revised Statutes, however, do prohibit us from declaring dividends where, after giving effect to the distribution of the dividend:

1.

we would not be able to pay our debts as they become due in the usual course of business; or

2.

our total assets would be less than the sum of our total liabilities plus the amount that would be needed to satisfy the rights of shareholders who have preferential rights superior to those receiving the distribution.

We have not declared any dividends, and we do not plan to declare any dividends in the foreseeable future.

RECENT SALES OF UNREGISTERED SECURITIES

We have sold the following securities within the past three years which were not registered under the Securities Act:

We completed an offering of 1,500,000 shares of our common stock at a price of $0.001 per share on June 19, 2008 to Matthew Markin, our president. The total amount received from this offering was $1,500.

These shares were issued pursuant to Section 4(2) of the Securities Act of 1933. An appropriate legend was affixed to the stock certificates representing these shares.  We were able to rely upon this exemption since this issuance does not constitute a public offering of our shares.

In connection with this issuance, Mr. Markin was provided with access to all material aspects of the company, including the business, management, offering details, risk factors and financial statements.  He also represented to us that he was acquiring the shares as principal for his own account with investment intent.  He also represented that he was sophisticated, having prior investment experience and having adequate and reasonable opportunity and access to any corporate information necessary to make an informed decision. This issuance of securities was not accompanied by general advertisement or general solicitation.

Indemnification Of Directors And Officers

Our officers and directors are indemnified as provided by the Nevada Revised Statutes and our bylaws.

Under the NRS, director immunity from liability to a company or its shareholders for monetary liabilities applies automatically unless it is specifically limited by a company's articles of incorporation that is not the case with our articles of incorporation. Excepted from that immunity are:

(1)

a willful failure to deal fairly with the company or its shareholders in connection with a matter in which the director has a material conflict of interest;

(2)

a violation of criminal law (unless the director had reasonable cause to believe that his or her conduct was lawful or no reasonable cause to believe that his or her conduct was unlawful);

(3)

a transaction from which the director derived an improper personal profit; and

(4)

willful misconduct.

Our bylaws provide that we will indemnify our directors and officers to the fullest extent not prohibited by Nevada law; provided, however, that we may modify the extent of such indemnification by individual contracts with our directors and officers; and, provided, further, that we shall not be required to indemnify any director or officer in connection with any proceeding (or part thereof) initiated by such person unless:

(1)

such indemnification is expressly required to be made by law;

(2)

the proceeding was authorized by our Board of Directors;

(3)

such indemnification is provided by us, in our sole discretion, pursuant to the powers vested us under Nevada law; or

(4)

such indemnification is required to be made pursuant to the bylaws.

Our bylaws provide that we will advance all expenses incurred to any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he is or was our director or officer, or is or was serving at our request as a director or executive officer of another company, partnership, joint venture, trust or other enterprise, prior to the final disposition of the proceeding, promptly following request.  This advanced of expenses is to be made upon receipt of an undertaking by or on behalf of such person to repay said amounts should it be ultimately determined that the person was not entitled to be indemnified under our bylaws or otherwise.

Our bylaws also provide that no advance shall be made by us to any officer in any action, suit or proceeding, whether civil, criminal, administrative or investigative, if a determination is reasonably and promptly made: (a) by the board of directors by a majority vote of a quorum consisting of directors who were not parties to the proceeding; or (b) if such quorum is not obtainable, or, even if obtainable, a quorum of disinterested directors so directs, by independent legal counsel in a written opinion, that the facts known to the decision- making party at the time such determination is made demonstrate clearly and convincingly that such person acted in bad faith or in a manner that such person did not believe to be in or not opposed to our best interests.

We have been advised that in the opinion of the Securities and Exchange Commission indemnification for liabilities arising under the Securities Act is against public policy as expressed in the Securities Act, and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities is asserted by one of our directors, officers, or controlling persons in connection with the securities being registered, we will, unless in the opinion of our legal counsel the matter has been settled by controlling precedent, submit the question of whether such indemnification is against public policy to a court of appropriate jurisdiction.  We will then be governed by the court's decision.

FINANCIAL STATEMENTS

Index to Financial Statements:

1. Report of Independent Registered Public Accounting Firm;

2. Audited financial statements for the period ending September 30, 2007, including:

  a. Balance Sheets;

  b. Statements of Operations;

  c. Statements of Cash Flows;

  d. Statements of Stockholders’ Equity; and

  e. Notes to the Financial Statements

3. Unaudited financial statements for the period ending March 31, 2008, including:

  a. Balance Sheets;

  b. Statements of Operations;

  c. Statements of Cash Flows;

  d. Statements of Stockholders’ Equity; and

  e. Notes to the Financial Statements

[financial statements for the fiscal year ended September 30, 2007 and the interim period ended March 31, 2008 to be inserted by edgar filer]

Changes In And Disagreements With Accountants

We have had no changes in or disagreements with our accountants.

EXHIBITS AND REPORTS

Exhibits

3.1*

Articles of Incorporation

3.2*

Bylaws

5.1*

Legal opinion

99.1*

Claims Location Map

*

filed as an exhibit to our registration statement on Form SB-2 dated March 22, 2006

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: August 1, 2008	Nugget Resources Inc.

By:	/s/ Matthew Markin
Matthew Markin, President